Exhibit 99.2

FORM 51-102F3

MATERIAL CHANGE REPORT

Item 1:	Name and Address of Company

Zymeworks Inc. (“Zymeworks” or the “Company”)

114 East 4th Avenue - Suite 800

Vancouver, BC, Canada

V5T 1G4

Item 2:	Date of Material Change

July 14, 2022

Item 3:	News Release

A news release announcing the material change was disseminated through the facilities of Business Wire on July 15, 2022, and a copy was filed on the Company’s profile at www.sedar.com.

Item 4:	Summary of Material Change

On July 15, 2022, the Company announced its intention to become a Delaware corporation, subject to receipt of necessary shareholder, stock exchange, and court approvals.

Item 5:	Full Description of Material Change

5.1 Full Description of Material Change

On July 15, 2022, the Company announced its intention to become a Delaware corporation (“New Zymeworks”), subject to receipt of necessary shareholder, stock exchange, and court approvals.

Zymeworks believes that becoming a Delaware corporation (the “Redomicile”) will enhance long-term value for shareholders, help reduce certain administrative costs and complexities related to its future operations, including future monetization and partnering opportunities for its R&D programs, and better position the Company for future growth. The Company also believes that becoming a Delaware corporation may provide greater opportunities to expand its institutional investor base and may enable New Zymeworks to be eligible for inclusion in certain leading indices, such as the Russell and S&P indices, providing opportunities to be more closely aligned with its peers in the biotechnology sector.

Zymeworks anticipates that the Redomicile will conclude in the fourth quarter of 2022, pending necessary shareholder, stock exchange, and court approval. Once the Redomicile is complete, New Zymeworks will continue under the current Zymeworks name and brand, and will continue to maintain significant operations in both Canada and the United States. In addition, the Company is currently planning to expand its operations to Europe and Asia.

To effect the Redomicile, Zymeworks will conduct a share exchange, pursuant to which holders of common shares of Zymeworks (“Zymeworks Shares”) will exchange their Zymeworks Shares for shares of common stock of New Zymeworks or, at their election with respect to all or a portion of their Zymeworks Shares and subject to applicable eligibility criteria and an overall cap, exchangeable shares in the capital of a newly formed indirect subsidiary of New Zymeworks. A special meeting of Zymeworks securityholders will be held to approve the Redomicile. The Redomicile requires the affirmative vote of two-thirds of votes cast at the special meeting, as well as approvals by the New York Stock Exchange (the “NYSE”) and the Supreme Court of British Columbia. A preliminary proxy statement/prospectus on Form S-4 will be filed by New Zymeworks with the U.S. Securities and Exchange Commission (the “SEC”) and applicable Canadian securities regulatory authorities.

It is expected that, immediately prior to the effective time of the Redomicile, shares of common stock of New Zymeworks will be listed on the NYSE under Zymeworks’ current ticker symbol: “ZYME”.

Important Information for Investors and Securityholders

This communication is not intended to and does not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, purchase, or exchange of securities or solicitation of any vote or approval in any jurisdiction in contravention of applicable law. In connection with the proposed Redomicile, Zymeworks will cause its subsidiary Zymeworks Delaware Inc., a Delaware corporation (“New Zymeworks”) to file a registration statement on Form S-4, which will include New Zymeworks’ prospectus as well as Zymeworks’ proxy statement (the “Proxy Statement/Prospectus”), with the SEC and the appropriate Canadian securities regulatory authorities. Zymeworks plans to mail the definitive Proxy Statement/Prospectus to its shareholders and holders of its warrants and outstanding equity awards in connection with the proposed Redomicile. INVESTORS AND SECURITYHOLDERS OF ZYMEWORKS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ZYMEWORKS, NEW ZYMEWORKS, THE REDOMICILE, AND RELATED MATTERS. Copies of the Proxy Statement/Prospectus and other documents filed with the SEC by Zymeworks or New Zymeworks are available at www.sec.gov (“EDGAR”) and at www.sedar.com (“SEDAR”). Copies of the documents filed with the SEC and Canadian securities regulatory authorities will also be available on Zymeworks’ website at www.zymeworks.com or by contacting Zymeworks’ corporate secretary.

Participants in the Solicitation

Zymeworks and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed Redomicile. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the securityholders of Zymeworks in connection with the proposed Redomicile, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus described above when it is filed with the SEC and Canadian securities regulatory authorities. Additional information regarding Zymeworks’ directors and executive officers is also included in Zymeworks’ Amendment No. 1 to the Annual Report on Form 10-K/A, which was filed with the SEC and Canadian securities regulatory authorities on May 2, 2022.

5.2 Disclosure of Restructuring Transactions

Not applicable.

Item 6:	Reliance on subsection 7.1(2) of National Instrument 51-102

Not applicable.

Item 7:	Omitted Information

Not applicable.

Item 8:	Executive Officer

For further information, please contact Neil Klompas, Chief Operating Officer of the Company, at (604) 678-1388.

Item 9:	Date of Report

July 15, 2022

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report includes “forward-looking statements” or information within the meaning of applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this report include, but are not limited to, statements that relate to the timing and completion of the Redomicile; expected benefits of the Redomicile; opportunities to enhance long-term value for shareholders as a U.S. corporation; opportunities to expand the institutional investor base; eligibility for inclusion in certain leading indices; ability to commercialize zanidatamab in the United States; and other information that is not historical information. When used herein, words such as “intention”, “subject to”, believes”, “propose”, “will”, “future”, “may”, “anticipates”, “pending”, “plans”, “potential”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation: the impact of the COVID-19 pandemic on Zymeworks’ business, research and clinical development plans and timelines and results of operations, including impact on its clinical trial sites, collaborators, and contractors who act for or on Zymeworks’ behalf, may be more severe and more prolonged than currently anticipated; the ability to receive, in a timely manner and on satisfactory terms, the required securityholder, stock exchange and court approvals; the anticipated last day of trading Zymeworks common shares on the NYSE and the anticipated trading of shares of common stock of New Zymeworks following the completion of the Redomicile; and assumptions in corporate guidance. Risks and uncertainties include, but are not limited to: the anticipated benefits of the Redomicile may not be achieved; the receipt of securityholder, stock exchange and court approvals and satisfaction of other conditions in connection with the Redomicile may not be obtained; the anticipated tax consequences and impact of the Redomicile to Zymeworks shareholders, Zymeworks and New Zymeworks may not materialize; risks relating to New Zymeworks following the Redomicile, including triggering provisions in certain agreements that require consent or may result in termination; publicity resulting from the Redomicile and impacts to the company’s business and share price; risks that the description of the transactions in external communications may not properly reflect the underlying legal and tax principles of the Redomicile; the benefits of being a U.S. corporation on efforts to commercialize zanidatamab may not be realized; changes in or interpretation of laws or regulations may prevent the realization of anticipated benefits from the Redomicile; risks associated with existing or potential lawsuits and regulatory actions; the impact of disputes arising with partners; and other risks and uncertainties as described in Zymeworks’ Annual Report on Form 10-K, as amended, and Quarterly Report on Form 10-Q and as described from time to time in Zymeworks’ other periodic filings as filed on SEDAR and EDGAR.

Although Zymeworks believes that such forward-looking Statements are reasonable, there can be no assurance they will prove to be correct. Investors should not place undue reliance on forward-looking statements. The above assumptions, risks and uncertainties are not exhaustive. Forward-looking statements are made as of the date hereof and, except as may be required by law, Zymeworks undertakes no obligation to update, republish, or revise any Forward-looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events.